UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A


                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              Section 240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials




                            LSA VARIABLE SERIES TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials.

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                           KING MUTUAL FUND SERVICES
                                TELEPHONE SCRIPT

                            LSA VARIABLE SERIES TRUST

INTRODUCTION
------------

Hello, Mr./Mrs. (Shareholder). My name is ___________, calling on behalf of (FUND NAME) to follow-up on a recent mailing of proxy materials. Have you received the materials for the (FUND NAME) shareholder meetings scheduled for MARCH 26, 2004?

         IF NO - Then help the shareholder obtain the material he/she requires. If a NOBO, give him/her the 800# and have them call back when they receive. If registered, we will send the materials directly. In either case, make sure the address is correct, make any necessary corrections, and code the disposition as "14" or "15".

IF YES - Your Board Members are asking you to consider a proposal, which they have studied carefully and they recommend that you provide voting instructions in favor of the proposal. For your convenience, I can record your voting instructions over the telephone right now. Okay?

IF YES - Do you have any questions before we proceed?

         Take time to answer all questions carefully. Do not give advice. Remind the shareholder that his/her Board Members have recommended that he/she vote in favor of the proposal. Most questions can be addressed by referring to the proxy statement and reading the appropriate sections.

         Here is how we will proceed. The call will be recorded. I will ask you for your name, your address, and ONLY the last 4 digits of your social security number. Finally, I will confirm that you have received the proxy materials and take your voting instructions. You will be mailed a letter confirming your voting instructions, which will tell you how to make any changes, if you wish. Are you ready?

IF NO - Do you have any questions that I may answer about this proxy for you?

         Take time to answer all questions carefully. Do not give advice. Remind the shareholder that his/her Board Members have recommended that he/she vote in favor of the proposal. Most questions can be addressed by referring to the proxy statement and reading the appropriate sections

         At your earliest convenience, please provide voting instructions by signing and dating the voting instruction form you received, and returning it in the envelope provided. If you prefer, you can also provide voting instructions by Internet or touch-tone telephone by following the instructions in your mailing information. Are you sure that you do not want to take advantage of providing voting instructions right now over the phone?

BEGIN THE VOTE
--------------

First, I'll reintroduce myself. My name is __________, calling from D.F. King & Co., Inc. on behalf of the BOARD OF TRUSTEES OF THE LSA VARIABLE SERIES TRUST. Today's date is __________ and the time is __________.

May I please have your full name? If shareholder is an entity, may I please have your title? Can you confirm that you are authorized to provide voting instructions with respect to these LSA Emerging Growth Equity Fund shares?

May I please have your address?

May I have the last 4 digits of your social security number?

Input the last 4 digits of the SSN. You may NOT proceed without this information. If the shareholder refuses to give this information, explain that it is for security purposes only, to assure that only the proper person can vote his shares. However, if the shareholder continues to resist, you have no choice but to politely end the call.

Have you received the proxy materials?

ACTUAL VOTING
-------------

Your Board Members are asking you to consider a proposal, which they have studied carefully. They recommend that you provide voting instructions in favor of the proposal. Would you like to provide voting instuctions in favor of the proposal as recommended by your Board?

          If you are required to read the proposal individually, end each proposal by saying, "YOUR BOARD RECOMMENDS THAT YOU VOTE IN FAVOR. HOW WOULD YOU LIKE TO VOTE?" For most proposals, the valid responses are

                                    F = For proposal.
                                    A = Against proposal.
                                    B = Abstain.

CLOSING
-------

I have recorded your voting instructions. You have provided voting instructions __________. Is that correct? As your voting agent, I will execute written voting instructions in accordance with your instructions and forward it onto the fund. In the next 72 hours, we will mail you a letter by first class mail confirming your voting instructions. If you wish to change your voting instructions for any reason, please call us at the phone number listed in the letter. Thank you for your time.

                                    ALLSTATE


--------------------------------------------------------------------------------
                            ANSWERING MACHINE MESSAGE
--------------------------------------------------------------------------------


Hello, this message is regarding your investment in the (FUND NAME) You should have recently received proxy materials in the mail concerning the SPECIAL SHAREHOLDERS' MEETING to be held on MARCH 26, 2004.

Your voting instructions are important, please sign, date, and return the voting instruction form at your earliest convenience in the postage paid envelope provided.

If you prefer, you can also provide voting instructions by Internet or touch-tone telephone by following the instructions included in the mailing information.

If you have any questions regarding the information that you are being asked to consider or need new proxy materials, please call our proxy solicitor D.F. King & Co., Inc. at 1-888-(WE WILL FORWARD A TOLL FREE NUMBER ASAP).

Thank you for your consideration.